UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2004
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                         Lifestream Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

Nevada                                   0-29058             82-0487965
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(State or other jurisdiction           (Commission          (IRS Employer
     of incorporation)                 File Number)          Identification No.)

510 Clearwater Loop, #101, Post Falls, ID                    83854
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code  208-457-9409
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[  ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[  ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01.        Other Events

This Current Report on Form 8-K is being filed to furnish a copy of the Company's press release dated October 21, 2004.


Item 9.01.        Financial Statements and Exhibits

       (a)        Financial Statements of Businesses Acquired.

                  None.

       (b)        Pro Forma Financial Information.

                  None.

       (c)        Exhibits.

                  99.1     Press Release dated October 21, 2004.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Lifestream Technologies, Inc.
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                                        (Registrant)

Date:   October 21, 2004                /s/ Edward R. Siemens
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                                        Edward R. Siemens
                                        Chief Operating Officer
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